THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2008

FUND MANAGEMENT

Portfolio Management

The following information replaces any contrary information contained in the Prospectus.

U.S. Strategic Equity Portfolio—Christopher H. Blake, Gary Buesser, Robert A. Failla and Andrew D. Lacey*#

International Equity Portfolio—Michael G. Fry (since November 2005), Michael A. Bennett and Michael Powers (each since May 2003) and John R. Reinsberg†#

International Equity Select Portfolio—Michael A. Bennett, Gabrielle M. Boyle and Michael Powers (each since May 2003), Adam Cohen (since April 2008) and John R. Reinsberg†

International Strategic Equity Portfolio—Mark Little, Michael A. Bennett (since September 2008), Brian Pessin and John R. Reinsberg†#

*	As a Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this Portfolio.
†	As a Deputy Chairman of the Investment Manager, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio.
#	In addition to his oversight responsibility, Mr. Lacey or Mr. Reinsberg, as the case may be, is a member of the portfolio management team.

September 30, 2008